SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
In January 2025, the Company issued a $150 million senior unsecured, sustainability-linked bond, in the Nordic credit market. The bonds were issued at 99.5% of face value, bear a coupon of 7.75% and will mature in 2030. The net proceeds are intended for new investments and general corporate purposes.

In January 2025, the Company agreed to sell the 1,700 TEU container vessel, Asian Ace, to an unrelated third party at a selling price of approximately $9.5 million. The vessel is expected to be delivered to its new owners during the second quarter of 2025. The vessel is debt free and had a net book value of approximately $5.3 million as of December 31, 2024.

In February 2025, the Company announced that Golden Ocean had exercised its purchase options for eight Capesize vessels for $112.0 million in aggregate. The vessels will be redelivered to Golden Ocean during the third quarter of 2025, and net cash proceed after repayment of debt is estimated to be approximately $50.0 million.

In February 2025, there was a ruling in Oslo District Court in favor of SFL’s rig-owning subsidiary where subsidiaries of Seadrill Ltd. (“Seadrill”) were ordered to pay an amount equivalent to a total of approximately $48 million in compensation, including late payment interest and legal cost, as a result of its breach of contract upon redelivering Hercules to SFL in 2022. Seadrill filed an appeal to the Oslo District Court on March 5, 2025.
In February 2025, the Company issued 22,060 new shares to officers in settlement of options issued in 2020 pursuant to the Company’s incentive program. The weighted average exercise price of the options exercised was $8.90 per share and the total intrinsic value of the options exercised was $0.2 million.

On February 12, 2025, the Board of Directors declared a dividend of $0.27 per share which will be paid in cash on or around March 28, 2025 to shareholders of record as of March 12, 2025.

On March 4, 2025, CMB.TECH NV (“CMB.TECH”), through its subsidiary CMB.TECH Bermuda Ltd., entered into a share purchase agreement with Hemen to purchase all of Hemen’s 81,363,730 Golden Ocean common shares at a purchase price of $14.49 per common share (the “Share Purchase”). Following the closing of the Share Purchase on March 12, 2025, Hemen ceased to hold any common share of Golden Ocean and is consequently no longer a related party. CMB.TECH is not a related party to the Company.

In March 2025, 465,000 options were awarded to employees, officers and directors, pursuant to the Company's Share Option Scheme. The options have a five-year term and a three-year vesting period and the first options are exercisable from March 2026 onwards. The initial strike price was $8.39 per share.